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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        August 4, 2004
                                                  ---------------------------


                             ProCentury Corporation
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             (Exact name of registrant as specified in its charter)



             Ohio                        000-50641               31-1718622
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(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)           Identification No.)


465 Cleveland Avenue, Westerville, Ohio                             43082
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code           614-895-2000
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               Exhibit 99.1 - Press Release, dated August 4, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 4, 2004, ProCentury Corporation, an Ohio corporation (the "Company), issued a press release announcing the Company's results for the quarter ended June 30, 2004. A copy of the release is attached to this Current Report as Exhibit 99.1

         The information in this Current Report on Form 8-K, including Exhibit
         99.1 furnished herewith, shall not be deemed "filed" for purposes of
         Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               PROCENTURY CORPORATION

      Date:  August 4, 2004                    By: /s/ Charles D. Hamm
                                                   --------------------------
                                                   Charles D. Hamm
                                                   Chief Financial Officer and
                                                   Treasurer


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                                  EXHIBIT INDEX


Exhibit 99.1             Press Release, dated August 4, 2004





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